                                LICENSE AGREEMENT

         This License Agreement (this "Agreement") is made effective as of the 6th day of September, 1994 between

CORTISOL MEDICAL RESEARCH, INC. (CMR), of Las Vegas, Nevada, a Nevada Corporation and STEROIDEGENESIS INHIBITORS, INC., a Nevada Corporation.

HERETO, the parties agree as follows:

                                GRANT OF LICENSE

         In consideration of 5,100,000 shares of STEROIDEGENESIS INHIBITORS, INC. Common Stock, a 3-5% licensing fees on ANTICORT net sales (on a sliding scale), and $250,000 to be paid, if and when STEROIDEGENESIS INHIBITORS, INC. would successfully conclude a private/IPO financing of 5MM or more, CORTISOL MEDICAL RESEARCH, INC. grants to STEROIDEGENESIS INHIBITORS, INC. exclusive, world wide license to ANTICORT, an anti-AIDS drug, developed by CMR, together with all technology, and the know-how related to the use of ANTICORT.

                                    PATENT(S)

         STEROIDEGENESIS INHIBITORS, INC., at its own expense, shall file and pursue patent(s) application(s) on ANTICORT, which said patent(s) to be issued in DR. ALFRED T. SAPSE'S name, but to be used by STEROIDEGENESIS INHIBITORS, INC. for the duration of said patents, or seventeen years after the issuance of the patents.

                               TRANSFER OF RIGHTS

         This Agreement shall be binding on any successors of the parties.

                                ENTIRE AGREEMENT

         This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

                                    AMENDMENT

         This Agreement may be modified or amended, if the amendment is made in writing and is signed by both parties.

                                  SEVERABILITY

         If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

                           WAIVER OF CONTRACTUAL RIGHT

         The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

                                 APPLICABLE LAW

         This Agreement shall be governed by the laws of the State of Nevada.



/s/ XXXXXXXXXXX                             /s/ XXXXXXXXXXX
--------------------------------            ------------------------------------
for Cortisol Medical Research               for Steroidogenesis Inhibitors, Inc.

                                   SCHEDULE D

                              LEASES AND CONTRACTS
                                       OF
                        STEROIDOGENESIS INHIBITORS, INC.

                             1. LICENSING AGREEMENT
                                 CORTISOL - SII

                                LICENSE AGREEMENT

         This License Agreement (this "Agreement") is made effective as of the 6th day of September, 1994 between

CORTISOL MEDICAL RESEARCH, INC. (CMR), of Las Vegas, Nevada, a Nevada Corporation and STEROIDEGENESIS INHIBITORS, INC., a Nevada Corporation.

HERETO, the parties agree as follows:

                                GRANT OF LICENSE

         In consideration of 5,100,000 shares of STEROIDEGENESIS INHIBITORS, INC. Common Stock, a 3-5% licensing fees on ANTICORT net sales (on a sliding scale), and $250,000 to be paid, if and when STEROIDEGENESIS INHIBITORS, INC. would successfully conclude a private/IPO financing of 5MM or more; CORTISOL MEDICAL RESEARCH, INC. grants to STEROIDEGENESIS INHIBITORS, INC. exclusive, world wide license to ANTICORT, an anti-AIDS drug, developed by CMR, together with all technology, and the know-how related to the use of ANTICORT.

                                    PATENT(S)

         STEROIDEGENESIS INHIBITORS, INC., at its own expense, shall file and pursue patent(s) application(s) on ANTICORT, which said patent(s) to be issued in DR. ALFRED T. SAPSE'S name, but to be used by STEROIDEGENESIS INHIBITORS, INC. for the duration of said patents, or seventeen years after the issuance of the patents.

                               TRANSFER OF RIGHTS

         This Agreement shall be binding on any successors of the parties.

                                ENTIRE AGREEMENT

         This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

                                    AMENDMENT

         This Agreement may be modified or amended, if the amendment is made in writing and is signed by both parties.

                                  SEVERABILITY

         If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

                           WAIVER OF CONTRACTUAL RIGHT

         The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

                                 APPLICABLE LAW

         This Agreement shall be governed by the laws of the State of Nevada.


/s/ XXXXXXXXXX                              /s/ XXXXXXXXXX
--------------------------------            ------------------------------------
for Cortisol Medical Research               for Sreroidogenesis Inhibitors, Inc.